EX-99.27(c)(2)

JACKSON NATIONAL LIFE INSURANCE COMPANY(R)




                        SELLING AGREEMENT
                        JACKSON NATIONAL LIFE DISTRIBUTORS, INC., MEMBER NASD.






FOR PRODUCER USE ONLY. NOT FOR PUBLIC DISTRIBUTION.
                                                        [GRAPHIC OMITTED]

                   JACKSON NATIONAL LIFE INSURANCE COMPANY(R)
              JACKSON NATIONAL LIFE DISTRIBUTORS, INC. MEMBER NASD
                                SELLING AGREEMENT


This Agreement, dated, ________________________________,________ is by and among
__________________________________________________ ________________________  and
(Broker/Dealer)
____________________________________________ __________________________________,
(Agency)
_______________________________________________________________________,(Agency)
_______________________________________________________________,        (Agency)

hereinafter taken together and referred to as ("Broker/Dealer"), JACKSON NATIONAL LIFE INSURANCE COMPANY ("Insurer"), and JACKSON NATIONAL LIFE DISTRIBUTORS, INC. (MEMBER NASD), a registered broker/dealer ("Distributor"). This Agreement is for the purpose of arranging for the distribution of certain life and annuity contracts ("Contracts") issued by Insurer through sales people who are licensed Insurance Agents and/or Registered Representatives of the Broker/Dealer (collectively referred to as "Registered Representative" or "Registered Representatives"). Broker/Dealer is itself, or is affiliated with, an entity which is registered as a broker/dealer with the Securities and Exchange Commission (the "SEC") and which is a member of the National Association of Securities Dealers, Inc. (the "NASD"), and is also duly licensed as a life insurance agency under the insurance laws of the various states in which it operates.

In consideration of the mutual promises and covenants contained in this Agreement, Insurer and Distributor appoint those persons who are Registered Representatives of Broker/Dealer and licensed Insurance Agents to solicit and procure applications for the Contracts specified in the attached Schedule B. This appointment is not deemed to be exclusive in any manner and only extends to those jurisdictions in which the Contracts specified in the attached Schedule B have been approved for sale and in which Broker/Dealer and respective Registered Representative are properly licensed and appointed. All completed applications, supporting documents and initial and subsequent payments are the sole property of Insurer and must be promptly delivered to Insurer at such address as it may from time to time designate. All applications are subject to acceptance by Insurer in its sole discretion.

     1| REGISTERED REPRESENTATIVES

     Broker/Dealer is authorized to recommend Registered Representatives for appointment as licensed Insurance Agents to solicit sales of the Contracts specified in the attached Schedule B. Broker/Dealer warrants that each such persons recommended for appointment shall be fully licensed under the applicable state insurance and securities laws.

     Broker/Dealer is providing Distributor with a general letter of recommendation for its Registered Representatives. See Schedule A attached hereto. This letter must provide Distributor and Insurer with assurance that all background investigations which are required by state and federal laws have been made and that Broker/Dealer affirms that all appointees meet all state and federal requirements, and should be appointed by Insurer. The letter also warrants that all appointees have the necessary state and federal licenses and registrations to transact business for the Insurer.

     2| SALES MATERIALS

     Broker/Dealer shall cause its officers, employees and Registered Representatives not to use any material or information, including but not limited to, written, audio, or video sales material, or prospectus unless such material has been provided or approved by Insurer. In accordance with the requirements of federal and certain state laws, Broker/Dealer shall maintain complete records indicating the manner and extent of distribution of any such solicitation material. This material shall be made available to appropriate federal and state regulatory agencies as required by law or regulation. Broker/Dealer shall hold Insurer, Distributor and their respective affiliates harmless from any liability arising from the use of any material which has not been specifically approved by Insurer or Distributor in writing, or used in a manner which is inconsistent with Insurer's or Distributor's approval.

     Broker/Dealer and its officers, employees, and Registered Representatives are not authorized to make any other representations concerning the Contracts except those contained in the prospectus then in effect and/or sales material issued and approved by Insurer or Distributor.

     3| PROSPECTUS DELIVERY

     Broker/Dealer shall be responsible for compliance by its Registered Representatives with the requirements that solicitation for variable Contracts will be made by use of a currently effective prospectus, that a prospectus will be delivered concurrently with each sales presentation and that no statements shall be made to a client superseding or controverting any statement made in the prospectus. Insurer and Distributor shall furnish Broker/Dealer reasonable quantities of prospectuses at no cost.

     4| BROKER/DEALER COMPLIANCE

     Broker/Dealer is a broker-dealer registered with the SEC and a member in good standing of the NASD and shall fully comply with the rules and requirements of the NASD and all other applicable federal and state laws, rules and regulations, including insurance laws, applicable to the transactions hereunder. Broker/Dealer shall establish rules, procedures, supervisory and inspection techniques necessary to diligently supervise the activities of its Registered Representatives. Upon request by Distributor or Insurer, Broker/Dealer shall furnish appropriate records as are necessary to establish diligent supervision.

     In the event Broker/Dealer utilizes an affiliated entity to satisfy broker-dealer requirements pursuant to authority granted under applicable SEC no-action letters, such affiliated entity shall countersign this Agreement and shall be duly bound hereby.

     5| RECORDKEEPING

     Broker/Dealer shall prepare and maintain full and accurate records of the business transacted by its Registered Representatives under this Agreement and shall forward to Insurer and Distributor such reports of said business as Insurer or Distributor may prescribe. Insurer and Distributor shall have the right to examine said records at reasonable times.

     6|  INDEMNIFICATION

     Broker/Dealer agrees to hold harmless and indemnify Distributor and Insurer and their respective affiliates from any and all claims, direct or indirect liabilities, losses and expenses which any such party may incur resulting from requests, directions, actions or inactions of Broker/Dealer and/or its officers, employees, or Registered Representatives based upon: (a) any alleged untrue or untrue statement made by Broker/Dealer and/or its officers, employees, or Registered Representatives, unless such statement is contained in the registration statement, prospectus, or any Distributor or Issuer approved sales material for any Contract, or (b) the failure of Broker/Dealer and/or its officers, employees, or Registered Representatives to comply with any provision of this Agreement.

     Broker/Dealer agrees to cause its Registered Representatives to promptly deliver Contracts and holds Insurer and Distributor harmless from and against any market loss or other claim resulting from late delivery by Registered Representative of Broker/Dealer to the owner of the Contract.

     7|  FIDELITY BOND

     Broker/Dealer represents that all its directors, officers, employees and Registered Representatives who have access to funds of Insurer or who are covered by this Agreement are and will continue to be covered by a blanket fidelity bond including coverage for larceny, embezzlement and other defalcation, issued by a reputable bonding company. This bond shall be maintained at Broker/Dealer expense. Such bond shall be at least equivalent to the minimum coverage required under the NASD Rules of Fair Practice, endorsed to extend coverage to life insurance and annuity transactions. Broker/Dealer acknowledges that Insurer may require evidence that such coverage is in force, and Broker/Dealer shall promptly give notice to Insurer of any notice of cancellation or change of coverage.

     Broker/Dealer assigns any proceeds received from the fidelity bond company to Insurer to the extent of Insurer's loss due to activities covered by the bond. If there is any deficiency, Broker/Dealer shall promptly pay Insurer that amount on demand and Broker/Dealer indemnifies and holds harmless Insurer from any deficiency and from the cost of collection.

     8|  LIMITATIONS OF AUTHORITY

     The Contract forms are the sole property of Insurer. No person other than Insurer has the authority to make, alter or discharge any policy, Contract, certificate, supplemental contract or form issued by Insurer. Insurer may make such changes as it deems advisable in the conduct of its business or discontinue at any time issuing any of its forms or contracts and no liability to the Broker/Dealer will attach to Insurer or Distributor by reason of Insurer so doing. No person other than Insurer has the right to waive any provision with respect to any Contract or policy. No person other than Insurer has the authority to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Insurer.

     9|  COOPERATION

     Broker/Dealer and its directors, officers, employees and Registered Representatives shall cooperate with Insurer and/or Distributor in the investigation and settlement of all claims against Broker/Dealer and/or its directors, officers, employees, and Registered Representatives relating to the solicitation or sale of Contracts under this Agreement. Broker/Dealer shall promptly forward to Insurer and/or Distributor any notice or other relevant information that may come into its possession.

   10|   PRINCIPLES OF ETHICAL MARKET CONDUCT

     In all matters relating to the sale and marketing of life insurance and annuity products, Insurer is fully committed to the following Principles:
     (1) To conduct business according to high standards of honesty and fairness and to render that service to its clients that, in the same circumstances, it would apply to or demand for itself; (2) To provide competent and client-focused sales and service; (3) To engage in active and fair competition; (4) To provide advertising and sales material that are clear as to purpose, and honest and fair as to content; (5) To handle client complaints and disputes fairly and expeditiously; and (6) To maintain a system of oversight and review that is reasonably designed to achieve compliance with these Principles of Ethical Market Conduct. Broker/Dealer acknowledges and agrees that it and its directors, officers, employees, and Registered Representatives will conduct all of their activities that are within the scope of this Agreement in accordance with these Principles.

   11|   CONFIDENTIALITY

     No Party to the Agreement shall disclose to any person or entity, or use for its own account, any other Party's trade secrets or confidential information including, without limitation, proprietary information, information as to the Party's business methods, operations and affairs, processes and systems used in the operation of its business, or information concerning third parties to whom a Party owes a duty of confidentiality ("Confidential Information"), except as allowed by applicable regulation, or required to be disclosed to governmental regulators or pursuant to judicial or administrative process or subpoena.

   12|   GENERAL PROVISIONS

         A| WAIVER
          Failure of any of the parties to promptly insist upon strict compliance with any of the obligations of any other party under this Agreement shall not be deemed to constitute a waiver of the right to enforce strict compliance.

         B| INDEPENDENT CONTRACTOR
          Broker/Dealer is an independent contractor and not an employee or subsidiary of Distributor or Insurer. (Registered Representatives are independent contractors and not employees of Distributor or Insurer.)

         C| INDEPENDENT ASSIGNMENT
          No assignment of this Agreement or of commissions or other payments under this Agreement shall be valid without the prior written consent of Insurer.

         D| NOTICE
          Any notice pursuant to this Agreement shall be mailed, postage paid, to the last address communicated by the receiving party to other parties to this Agreement.

         E| SEVERABILITY
          To the extent this Agreement may be in conflict with any applicable law or regulation, this Agreement shall be construed in a manner not inconsistent with such law or regulation. The invalidity or illegality of any provision of this Agreement shall not be deemed to affect the validity or legality of any other provision of this Agreement.

         F| AMENDMENT
          This Agreement may be amended in writing signed by the parties to this Agreement.

         G| TERMINATION
          This Agreement may be terminated by any party upon written notice, and termination shall be effective immediately.

         H| MICHIGAN LAW
          This Agreement shall be construed in accordance with the laws of the state of Michigan.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above. BROKER/DEALER:


_______________________________________                           ____________________________________________
Name of Broker/Dealer                                             Name of Life Agent or Agency (if other than Broker/Dealer)

_______________________________________                           ____________________________________________
Address                                                           Address
_______________________________________                           ____________________________________________

Signature: _______________________________                        Signature:    ___________________________________
Print Name: _____________________________                         Print Name: __________________________________
Title: __________________________________                         Title: _______________________________________
Date: __________________________________                          Date: _______________________________________

JACKSON NATIONAL LIFE                                             JACKSON NATIONAL
INSURANCE COMPANY                                                 LIFE DISTRIBUTORS, INC.
1 CORPORATE WAY                                                   401 WILSHIRE BOULEVARD, STE. 1200
LANSING, MI 48951                                                 SANTA MONICA, CA 90401


Signature: ______________________________                         Signature:    __________________________________
Print Name: ____________________________                          Print Name: _________________________________
Title: _________________________________                          Title: ______________________________________
Date: _________________________________                           Date: ______________________________________

SCHEDULE A
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GENERAL LETTER OF RECOMMENDATION

Broker/Dealer hereby certifies to Distributor and Insurer that all the following requirements shall be fulfilled by Broker/Dealer in conjunction with the submission of licensing/appointment papers for all applicants as Insurance Agents. Broker/Dealer, upon request, will forward proof of compliance with the same to Distributor and Insurer in a timely manner.

1. We have made a thorough investigation relative to each applicant's identity, residence and business reputation and declare that each applicant is personally known to us, has been examined by us, has a good business reputation, is reliable, is financially responsible and is worthy of a license. Each individual is trustworthy, competent and qualified to act as an agent for Insurer to hold himself out in good faith to the general public.

2. We have on file a U-4 form which was completed by each applicant intending to sell the Variable Contracts. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a Registered Representative through our NASD member firm, and each applicant is presently registered as an NASD Registered Representative. The above information in our files indicated no fact or condition which would disqualify the applicant from receiving a license, and all the findings of all investigative information is favorable.

3. We certify that all educational requirements have been met for the specific jurisdiction each applicant is requesting a license/appointment in and that all such persons have fulfilled the appropriate examination, education and training requirements, and that all such persons are appropriately affiliated with the Broker/Dealer as agents in the specific jurisdiction each applicant is requesting appointment/licensure.

4. If the applicant is required to submit his picture, his signature, and securities registration in the jurisdiction in which he is applying for a license, we certify that those items forwarded to Distributor and Insurer are those of the applicant, and the securities registration is a true copy of the original.

5. We hereby warrant that the applicant is not applying for a license with Insurer in order to place insurance chiefly or solely on his life or property, lives or property of his relatives, or liability of his associates.

6. We certify that each applicant will receive close and adequate supervision and that we will make inspection, when needed, of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

7. We will not permit any applicant to transact insurance as a Registered Representative until duly licensed and appointed therefore. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as a Registered Representative in any capacity, and they will not be so permitted until the certificate of authority or license applied for, or appointment confirmation (where required) is received.

_________________________________    ___________________________________________
 Principal                             Date


Schedule B
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COMMISSION SCHEDULES: TERMS & CONDITIONS
ALL PRODUCTS

These Commission Schedules are attached to and part of the Jackson National Life Insurance Company and Jackson National Life Distributors, Inc. Selling Agreement to which they are appended. They are subject to the terms and conditions of the Agreement. In no event shall the Insurer be liable for payment with respect to any solicitation made, in whole or in part, by any person not appropriately licensed, registered and appointed with Insurer (where required) prior to the commencement of such solicitation.

Insurer will pay all compensation due Broker/Dealer, or due any Registered Representatives of Broker/Dealer, either directly to Broker/Dealer or, as necessary to meet legal requirements, to the licensed Broker/Dealer affiliate or individual Registered Representatives. Broker/Dealer hereby warrants that all necessary contractual arrangements are in place to enable Insurer to pay Broker/Dealer, or any affiliate, for business produced by Registered
Representatives of Broker/Dealer in the jurisdiction in which they hold licenses. Broker/Dealer shall pay all compensation, if any, due to any person including Registered Representatives of Broker/Dealer with respect to Contracts which are subject to this Agreement, and no such Registered Representative of Broker/Dealer, or other person shall have any claim against Insurer on account of the sale or service of any such Contracts. Insurer shall have no obligation to make compensation payments except as provided herein. The Insurer shall not be liable, and the Broker/Dealer agrees to reimburse Insurer for any commissions paid by the Insurer hereunder with respect to: (a) a Contract (excluding annuitized Contracts) where the date of death is within six months from the date the Contract is issued if the owner's death (or annuitant's death on an annuitant-driven Contract) resulted from any cause or means other than from bodily injuries effected solely through accidental means; (b) a Contract (excluding annuitized Contracts, and immediate annuities) where illness brings about (or "results in") the Owner's request of a Terminal Illness Benefit prior to or within six months from the date the Contract was issued; (c) a Contract returned to the Insurer pursuant to the "Free Look" provision of the Contract;
(d) a Contract that is rescinded or not issued by the Insurer, as determined by the Insurer in its sole discretion; (e) any situation in which the Broker/Dealer and/or Registered Representative fails to conform to applicable state regulations and/or Insurer policies and procedures; (f) any situation in which the Broker/Dealer and/or Registered Representative fails to reasonably cooperate with the Insurer; (g) an immediate annuity Contract where the premium is returned and the Contract is terminated prior to the first annuity payment; (h) a full surrender of a Perspective AdvisorsSM Contract within 12 months from the date the Contract is issued, based on the chargeback scale noted on that commission schedule; (i) a Contract in which the Nursing Home Waiver is exercised within six months from the date the Contract was issued, based on premiums withdrawn that were received during that six-month period, up to a maximum of commissions paid on $250,000 in premium; or (j) a Contract in which the Accelerated Benefit is exercised within six months from the date the Contract was issued, based on the percentage of premiums withdrawn that were received during that six-month period, up to a maximum of 25% of the commissions paid. Any such Commissions paid shall be charged back to the Broker/Dealer. Broker/Dealer agrees to remit payment for outstanding balances within 90 days. The Insurer reserves the right to automatically recoup any charged back commission by offsetting them against current and/or future commission credits, when available.

JNL(R) retains the right to withhold commission payment until expiration of the "Free Look" provision.

ISSUE AGE ON OWNER-DRIVEN CONTRACTS

If Owner is a non-natural entity, commission calculation is based on Annuitant's age. If Joint Owners, commission calculation is based on older age.

All contracts and commission schedules are subject to change and may not be available in all states.

FIXED ANNUITIES AND LIFE INSURANCE ONLY

Commissions are not paid on renewal premiums which are deducted from a Contract's cash accumulation account. Renewal commissions shall not be allowed on premiums deposited into an advance premium account unless and until such premiums are due. No first-year commissions are payable on Preliminary Term Insurance premiums or on Flat Extra Premium assessed for nine (9) years or less. The Broker/Dealer shall not be entitled to first-year or renewal commissions on premiums waived or paid by the Insurer under the Waiver of Premium provisions of any Contract. No first-year commissions are payable on flexible-premium annuities where the annuitant has an existing flexible premium annuity meeting the same tax-qualifications criteria as the existing annuity. The premium will be treated as a subsequent deposit, and the Broker/Dealer will be entitled to the current renewal commission. The Insurer reserves the right to offer different commission terms for Flexible Premium Fixed Annuity Contracts on renewal deposits in excess of $500,000.

When submitting an application for life insurance, Broker/Dealer agrees to cause its Registered Representatives to provide current and accurate medical and health information concerning each proposed insured. Broker/Dealer further agrees to cause its Registered Representative to update such information if, prior to contract delivery, Broker/Dealer or Registered Representatives know or reasonably should know that the Insurer's information concerning the proposed insured is no longer accurate. Broker/Dealer agrees not to make delivery of an Insurer's life insurance policy on behalf of Insurer if the Broker/Dealer or its Registered Representatives have reasonable cause to believe that the health of the proposed insured has changed since the time of the application for that contract, and further agrees to contact the Insurer for instructions.

COMMISSION OPTION SELECTION
--------------------------------------------------------------------------------

The Commission Schedules for both Registered Products (variable annuities) and Non-Registered Products (traditional fixed annuities, equity-indexed annuities, and life insurance) are on the following pages. Please review these schedules and indicate the Commission Options selected on this page.

1|   REGISTERED PRODUCTS (VARIABLE ANNUITIES)

     The Commission Option Selection(s) and Default Commission Option Selection made on this page apply to ALL registered product business produced by Broker/Dealer and its Registered Representatives pursuant to the Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement. (EXAMPLE: IF YOU CHOOSE OPTION A BELOW, YOU HAVE CHOSEN OPTION A FOR ALL JACKSON NATIONAL LIFE INSURANCE COMPANY VARIABLE ANNUITIES SOLD BY BROKER/DEALER AND ITS REGISTERED REPRESENTATIVES.)

  _______________ Option A
   (Initial and Date)
                            IF BROKER/DEALER FAILS TO INITIAL ANY OF THE OPTION
  _______________ Option B  SELECTIONS, IT IS AGREED THAT BROKER/DEALER HAS
   (Initial and Date)       SELECTED ALL OF THE COMMISSION OPTION SELECTIONS.

  _______________ Option C
   (Initial and Date)

BROKER/DEALER'S DEFAULT SELECTION IS OPTION _____ if more than one Commission Option is available, and Registered Representative fails to make selection on business submitted to Insurer.

If the  Broker/Dealer  fails  to  select a  default  option  (if  more  than one
Commission Option is available and Registered Representative fails to make selection on business submitted to Insurer), it is agreed that Broker/Dealer's default selection is Option A.

INTERNAL EXCHANGES:
For Broker/Dealers who have selected Option C above, it is agreed that Option A is elected.

2|   NON-REGISTERED   PRODUCTS  (TRADITIONAL  FIXED  ANNUITIES,   EQUITY-INDEXED
     ANNUITIES, AND LIFE INSURANCE)

     The Commission Option Selection(s) and Default Commission Option Selection made on the next page apply to ALL non-registered product business produced by Broker/Dealer and its Registered Representative pursuant to the Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement. (EXAMPLE: IF YOU CHOOSE OPTION A BELOW, YOU HAVE CHOSEN OPTION A FOR ALL JACKSON NATIONAL LIFE INSURANCE COMPANY TRADITIONAL FIXED ANNUITIES, EQUITY-INDEXED ANNUITIES, AND LIFE INSURANCE PRODUCTS SOLD BY BROKER/DEALER AND ITS REGISTERED REPRESENTATIVES.)

      _____________        Option A
       (Initial and Date)
                                                              IF BROKER/DEALER FAILS TO INITIAL ANY OF THE OPTION
      _____________        Option B                           SELECTIONS, IT IS AGREED THAT BROKER/DEALER HAS
       (Initial and Date)                                     SELECTED ALL OF THE COMMISSION OPTION SELECTIONS.

      _____________        Option C
       (Initial and Date)

BROKER/DEALER'S DEFAULT SELECTION IS OPTION _____ if more than one Commission Option is available, and Registered Representative fails to make selection on business submitted to Insurer.

If the  Broker/Dealer  fails  to  select a  default  option  (if  more  than one
Commission Option is available and Registered Representative fails to make selection on business submitted to Insurer), it is agreed that Broker/Dealer's default selection is Option A.

REGISTERED  PRODUCT  COMMISSION   SCHEDULES

(Perspective II(R), Perspective Focus(R), Defined StrategiesSM, Perspective AdvisorsSM, PerspectiveSM, and Perspective AdvantageSM)

The Registered Product Commission Schedules on the following pages shall be subject to all the provisions and restrictions contained in the Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement, including but not limited to the chargeback provisions.

The following Commission Schedules shall apply to business produced by Broker/Dealer and its Registered Representatives pursuant to this Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement.

The Insurer reserves the right to modify or terminate the commissions set forth in these schedules.

INTERNAL EXCHANGE COMMISSION SCHEDULES

(JNL Fixed Annuity Contracts Exchanged for Perspective II, Perspective Focus, Defined Strategies, Perspective, and Perspective Advantage)

The Internal Exchange Commission Schedules on the following pages shall apply to Jackson National Life Insurance Company fixed annuity Contracts exchanged for Perspective II, Perspective, Defined Strategies, or Perspective Advantage Contracts by Broker/Dealer pursuant to the Jackson National Life Insurance Company and Jackson National Life Distributors, Inc. Selling Agreement and the internal exchange policies in effect at the time of the transfer.

Exchanges      from     Dual     Fund     TS      Annuities,      JNL     Target
Select(R)/SelectSM/PathFinder(R) Annuities and fixed annuity contracts with a loan outstanding ARE NOT ALLOWED.

The Insurer reserves the right to modify or terminate the commission schedules and policies.

INTERNAL EXCHANGE
(JNL Fixed Annuity Contracts Exchanged for Perspective Advisors)

On Jackson National Life Insurance Company fixed annuity Contracts exchanged for Perspective Advisors Contracts, withdrawal charges, Market Value Adjustments
(MVAs), Excess Interest Adjustments (EIAs), Weighted Index Value Adjustments (WIVAs), and interest rate adjustments will NOT be waived on the JNL fixed annuity Contracts. Full commission will be paid on the new Perspective Advisors Contracts.

The Insurer reserves the right to modify or terminate the commission schedules and policies.


REGISTERED PRODUCT INTERNAL EXCHANGES

(Perspective II, Perspective Focus, Perspective Advisors, Defined Strategies, Perspective, and Perspective Advantage)

On  Jackson  National  Life  Insurance  Company   Registered  Product  Contracts
exchanged for other JNL Registered Product Contracts, surrender charges remaining (if any) on the Contract being exchanged are NOT waived. No commission will be paid on the new Registered Product Contract.

The Insurer reserves the right to modify or terminate the commission schedules and policies.


NON-REGISTERED PRODUCT COMMISSION SCHEDULES
--------------------------------------------------------------------------------

LIFE AND ANNUITY CONTRACTS

The Non-Registered Product Commission Schedules on the following pages shall be subject to all the provisions and restrictions contained in the Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement, including but NOT limited to the chargeback provisions.

The following Commission Schedules shall apply to business produced by Broker/Dealer and its Registered Representatives pursuant to this Jackson National Life Insurance Company/Jackson National Life Distributors, Inc. Selling Agreement. However, nothing contained herein shall require payment of commissions to Broker/Dealer for business submitted directly to the Insurer by any Registered Representative with an agreement and appointment with the Insurer.

The Insurer reserves the right to modify or terminate the commissions set forth in these schedules.

If commission rates are not shown, or where special premium rate quotations are made, commission rates shall be such as may be fixed by the Insurer.

PLEASE SEE THE FOLLOWING PAGES FOR COMMISSION SCHEDULES PURSUANT TO THIS JACKSON NATIONAL LIFE INSURANCE COMPANY/JACKSON NATIONAL LIFE DISTRIBUTORS, INC. SELLING AGREEMENT.

COMMISSION SCHEDULE
--------------------------------------------------------------------- ----------
Perspective II Fixed and Variable AnnuitySM Contracts (VA250)

OWNER ISSUE AGE       COMMISSION OPTIONS
--------------------------------------------------------------------------------
0 TO 80               OPTION A             6.50% OF PREMIUM PAYMENT UP FRONT

                                                   - OR -

                      OPTION B 5.00% OF PREMIUM PAYMENT UP FRONT +0.50% ANNUAL TRAIL COMMISSION

                                                   - OR -

                      OPTION C             2.00% OF PREMIUM PAYMENT UP FRONT
                                           +1.00% ANNUAL TRAIL COMMISSION
--------------------------------------------------------------------- ----------
81 TO 85              OPTION A             3.25% OF PREMIUM PAYMENT UP FRONT

                                                   - OR -

                      OPTION B 2.50% OF PREMIUM PAYMENT UP FRONT +0.50% ANNUAL TRAIL COMMISSION

                                                   - OR -

                      OPTION C             2.00% OF PREMIUM PAYMENT UP FRONT
                                           +1.00% ANNUAL TRAIL COMMISSION
--------------------------------------------------------------------- ----------
86 TO 90              OPTION A, B, AND C   1.00% OF PREMIUM PAYMENT UP FRONT
                                           +1.00% ANNUAL TRAIL COMMISSION
--------------------------------------------------------------------- ----------

TRAIL COMMISSIONS:

Trail commissions are paid quarterly, based on Contract value calculated at the end of each calendar quarter. Trail commissions are paid on each Contract that has been in force at least 12 months. Annual trail commissions from above schedule end upon annuitization or payment of Death Benefit.




INTERNAL EXCHANGE COMMISSION SCHEDULE
--------------------------------------------------------------------------------
Perspective II Fixed and Variable AnnuitySM Contracts (VA250)

ISSUE AGES 0-80
---------------------------------------------- ---------------------------------

                                                                                                            COMMISSION
                                                                                                             OPTION B
                                                                                               PERCENTAGE OF INITIAL PREMIUM/ ANNUAL
                                                               COMMISSION                               TRAIL PERCENTAGE ON
       WITHDRAWAL CHARGE REMAINING ON                         OPTION A                     CONTRACT THAT HAS BEEN IN FORCE AT LEAST
         JNL FIXED ANNUITY CONTRACT                 PERCENTAGE ON INITIAL PREMIUM                          12 MONTHS
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                6.25% - 7.00%                                   NONE                                     NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                5.75% - 6.24%                                 0.50%/0%                                   NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                5.25% - 5.74%                                 1.00%/0%                                   NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                4.75% - 5.24%                                 1.50%/0%                                   NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                4.25% - 4.74%                                 2.00%/0%                                    0.50%/0.50%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                3.75% - 4.24%                                 2.50%/0%                                    1.00%/0.50%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                3.25% - 3.74%                                 3.00%/0%                                    1.50%/0.50%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                2.75% - 3.24%                                 3.50%/0%                                    2.00%/0.50%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                2.25% - 2.74%                                 4.00%/0%                                    2.50%/0.50%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                1.75% - 2.24%                                 4.50%/0%                                    3.00%/0.50%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                1.25% - 1.74%                                 5.00%/0%                                    3.50%/0.50%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                0.75% - 1.24%                                 5.50%/0%                                    4.00%/0.50%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                0.25% - 0.74%                                 6.00%/0%                                    4.50%/0.50%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
               LESS THAN 0.25%                                6.50%/0%                                    5.00%/0.50%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------

ISSUE AGES 81-85
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                                                                                          COMMISSION
                                                                                                           OPTION B
                                                                                             PERCENTAGE OF INITIAL PREMIUM/ ANNUAL
                                                             COMMISSION                               TRAIL PERCENTAGE ON
       WITHDRAWAL CHARGE REMAINING ON                         OPTION A                     CONTRACT THAT HAS BEEN IN FORCE AT LEAST
         JNL FIXED ANNUITY CONTRACT                 PERCENTAGE ON INITIAL PREMIUM                          12 MONTHS
-------------------------------------------- -------------------------------------------- ----------------------------------------
-------------------------------------------- -------------------------------------------- ----------------------------------------
                3.75% - 7.00%                                   NONE                                     NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ----------------------------------------
-------------------------------------------- -------------------------------------------- ----------------------------------------
                3.25% - 3.74%                                   NONE                                     NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ----------------------------------------
-------------------------------------------- -------------------------------------------- ----------------------------------------
                2.75% - 3.24%                                 0.25%/0%                                   NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ----------------------------------------
-------------------------------------------- -------------------------------------------- ----------------------------------------
                2.25% - 2.74%                                 0.75%/0%                                   NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ----------------------------------------
-------------------------------------------- -------------------------------------------- ----------------------------------------
                1.75% - 2.24%                                 1.25%/0%                                    0.50%/0.50%
-------------------------------------------- -------------------------------------------- ----------------------------------------
-------------------------------------------- -------------------------------------------- ----------------------------------------
                1.25% - 1.74%                                 1.75%/0%                                    1.00%/0.50%
-------------------------------------------- -------------------------------------------- ----------------------------------------
-------------------------------------------- -------------------------------------------- ----------------------------------------
                0.75% - 1.24%                                 2.25%/0%                                    1.50%/0.50%
-------------------------------------------- -------------------------------------------- ----------------------------------------
-------------------------------------------- -------------------------------------------- ----------------------------------------
                0.25% - 0.74%                                 2.75%/0%                                    2.00%/0.50%
-------------------------------------------- -------------------------------------------- ----------------------------------------
-------------------------------------------- -------------------------------------------- ----------------------------------------
               LESS THAN 0.25%                                3.25%/0%                                    2.50%/0.50%
-------------------------------------------- -------------------------------------------- ----------------------------------------



COMMISSION SCHEDULE
--------------------------------------------------------------------- --------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Perspective Focus Fixed and Variable Annuity(R)Contracts (VA260)

OWNER ISSUE AGE                                             COMMISSION OPTIONS
------------------------------------------------------------------------------------------------------------------------------
0 TO 80                                                     OPTION A             5.00% OF PREMIUM PAYMENT UP FRONT
                                                                                 +1.00% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                 YEARS 4+ (PAID ON PREMIUMS AGED THREE
                                                                                 YEARS)

                                                                                         - OR -

                                                            OPTION B             3.00% OF PREMIUM PAYMENT UP FRONT
                                                                                 +1.05% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                 YEARS 2+
------------------------------------------------------------------------------------------------------------------------------
81 TO 85                                                    OPTION A             2.50% OF PREMIUM PAYMENT UP FRONT
                                                                                 +0.50% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                 YEARS 4+ (PAID ON PREMIUMS AGED THREE YEARS)

                                                                                         - OR -

                                                            OPTION B             1.50% OF PREMIUM PAYMENT UP FRONT
                                                                                 +0.525% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                 YEARS 2+
----------------------------------------------------------- ------------------------------------------------------------------
86 TO 90                                                    OPTION A AND B       0.50% OF PREMIUM PAYMENT UP FRONT
                                                                                 +0.50% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                 YEARS 2+
----------------------------------------------------------- ------------------------------------------------------------------

TRAIL COMMISSIONS:

Trail commissions for Option A ages 0-85 are paid beginning on the calendar quarter following three years after the premium payment has been paid. The trail commission will be paid based upon the portion of the contract value associated with premiums that have remained in the contract for at least three years. Premiums may be reduced for withdrawals.

Trail commissions for Option B ages 0-85, as well as Option A and Option B ages 86-90 are paid quarterly based on the contract value calculated at the end of each calendar quarter. Trail commissions are paid on each contract that has been in force at least 12 months.

Annual Trail commissions from the above schedule end upon annutization or payment of death benefit.

The Commission Option selected shall be the same as currently on file with Insurer for Broker/Dealer's Registered Products default selection. For those Broker/Dealers who have selected Option C, it is agreed that Option A is selected.

INTERNAL EXCHANGE COMMISSION SCHEDULE
------------------------------------------------------------------------------------------- ----------------------------------------
Perspective Focus Fixed and Variable Annuity(R)Contracts (VA260)

ISSUE AGES 0-80
------------------------------------------- -------------------------------------------- -------------------------------------------
                                                            COMMISSION                                   COMMISSION
                                                             OPTION A                                     OPTION B
                                            PERCENTAGE ON INITIAL PREMIUM/ANNUAL TRAIL      PERCENTAGE OF INITIAL PREMIUM/ ANNUAL
                                              PERCENTAGE ON CONTRACT THAT HAS BEEN IN                TRAIL PERCENTAGE ON
       WITHDRAWAL CHARGE REMAINING ON                FORCE AT LEAST 36 MONTHS             CONTRACT THAT HAS BEEN IN FORCE AT LEAST
         JNL FIXED ANNUITY CONTRACT                                                                       12 MONTHS
------------------------------------------- -------------------------------------------- -------------------------------------------
                2.75% - 3.00%                                  NONE                                         NONE
------------------------------------------- -------------------------------------------- -------------------------------------------
                2.25% - 2.74%                               0.50%/1.00%                                  0.50%/1.05%
------------------------------------------- -------------------------------------------- -------------------------------------------
                1.75% - 2.24%                               1.00%/1.00%                                  1.00%/1.05%
------------------------------------------- -------------------------------------------- -------------------------------------------
                1.25% - 1.74%                               1.50%/1.00%                                  1.50%/1.05%
------------------------------------------- -------------------------------------------- -------------------------------------------
                0.75% - 1.24%                               2.00%/1.00%                                  2.00%/1.05%
------------------------------------------- -------------------------------------------- -------------------------------------------
                0.25% - 0.74%                               2.50%/1.00%                                  2.50%/1.05%
------------------------------------------- -------------------------------------------- -------------------------------------------
               LESS THAN 0.25%                              3.00%/1.00%                                  3.00%/1.05%
------------------------------------------- -------------------------------------------- -------------------------------------------

ISSUE AGES 81-85
------------------------------------------- -------------------------------------------- -------------------------------------------
                                                              COMMISSION                                   COMMISSION
                                                               OPTION A                                     OPTION B
                                              PERCENTAGE ON INITIAL PREMIUM/ANNUAL TRAIL      PERCENTAGE OF INITIAL PREMIUM/ ANNUAL
                                                PERCENTAGE ON CONTRACT THAT HAS BEEN IN                TRAIL PERCENTAGE ON
       WITHDRAWAL CHARGE REMAINING ON                  FORCE AT LEAST 36 MONTHS             CONTRACT THAT HAS BEEN IN FORCE AT LEAST
         JNL FIXED ANNUITY CONTRACT                                                                         12 MONTHS
------------------------------------------ -------------------------------------------- --------------------------------------------
                    2.50%                                     NONE                                         NONE
------------------------------------------ -------------------------------------------- --------------------------------------------
                    2.25%                                     NONE                                         NONE
------------------------------------------ -------------------------------------------- --------------------------------------------
                    1.75%                                     NONE                                         NONE
------------------------------------------ -------------------------------------------- --------------------------------------------
                    1.25%                                     NONE                                         NONE
------------------------------------------ -------------------------------------------- --------------------------------------------
                    0.75%                                  0.50%/0.50%                                 0.50%/0.525%
------------------------------------------ -------------------------------------------- --------------------------------------------
                    0.25%                                  1.00%/0.50%                                 1.00%/0.525%
------------------------------------------ -------------------------------------------- --------------------------------------------
               LESS THAN 0.25%                             1.50%/0.50%                                 1.50%/0.525%
------------------------------------------ -------------------------------------------- --------------------------------------------

TRAIL COMMISSIONS:

Trail commissions for Option A ages 0-85 are paid on the calendar quarter following three years after the premium payment has been paid. The trail commission will be paid based upon the portion of the contract value associated with premiums that have remained in the contract for at least three years. Premiums may be reduced for withdrawals.

Trail commissions for Option B ages 0-85 are paid quarterly based on the contract value calculated at the end of each calendar quarter.

Annual trail commissions from the above schedule end upon annuitization or payments of death benefit.

COMMISSION SCHEDULE
--------------------------------------------------------------------------------
Perspective Advisors Fixed and Variable Annuity(R)Contracts (VA400)

COMMISSIONS
--------------------------------------------------------------------------------
1.10% INITIAL + 1.10% ANNUAL TRAIL (UP-FRONT COMMISSION IS PAID ON INITIAL PREMIUM AND SUBSEQUENT PAYMENTS RECEIVED WITHIN ONE YEAR OF THE CONTRACT ISSUE DATE.
--------------------------------------------------------------------------------

TRAIL COMMISSIONS:

Trail commissions are paid on each Contract that has been in force for at least 12 months. Trail commissions are paid quarterly, based on Contract value calculated at the end of each calendar year.

PERSPECTIVE ADVISORS CHARGEBACK SCHEDULE

In addition to the provision for 100% commission chargebacks as outlined in the "All Products" Section of Schedule B, the following chargeback schedule applies if a surrender is made within 12 months from the date the Contract is issued:

o the 1st day of the Contract through the last day of the 3rd month from the Contract issue date, 100% of all commission paid on all premiums withdrawn (initial and subsequent) is charged back.

o the 1st day of the 4th month through the last day of the 6th month from the Contract issue date, 75% of all commission paid on all premiums withdrawn (initial and subsequent) is charged back.

o the 1st day of the 7th month through the last day of the 9th month from the Contract issue date, 50% of all commission paid on all premiums withdrawn (initial and subsequent) is charged back.

o the 1st day of the 10th month through the last day of the 12th month from the Contract issue date, 25% of all commission paid on all premiums withdrawn (initial and subsequent) is charged back.

Commission and chargeback schedule applies to Contracts issued on and after April 1, 2001.

For the purpose of calculating the chargeback upon partial withdrawal, premiums are assumed to be withdrawn before earnings.


COMMISSION SCHEDULE
--------------------------------------------------------------------- --------------------------------------------------------------
Defined Strategies Variable Annuity(R) Contracts (VA200)

OWNER ISSUE AGE                                                       COMMISSION OPTIONS
--------------------------------------------------------------------- --------------------------------------------------------------
UNDER 81                                                              OPTION A             6.50% OF PREMIUM PAYMENT

                                                                                                   - OR -

                                                                      OPTION B             5.50% OF PREMIUM PAYMENT
                                                                                           +0.25% ANNUAL TRAIL COMMISSION

                                                                                                   - OR -

                                                                      OPTION C             2.00% OF PREMIUM PAYMENT
                                                                                           +1.00% ANNUAL TRAIL COMMISSION
 --------------------------------------------------------------------- -------------------------------------------------------------
81 TO 85                                                              OPTION A             3.25% OF PREMIUM PAYMENT

                                                                                                   - OR -

                                                                      OPTION B             2.75% OF PREMIUM PAYMENT
                                                                                           +0.25% ANNUAL TRAIL COMMISSION

                                                                                                   - OR -

                                                                      OPTION C             2.00% OF PREMIUM PAYMENT
                                                                                           +1.00% ANNUAL TRAIL COMMISSION
--------------------------------------------------------------------- --------------------------------------------------------------
86 TO 90                                                              OPTION A, B, AND C   1.00% OF PREMIUM PAYMENT
                                                                                           +1.00% ANNUAL TRAIL COMMISSION

--------------------------------------------------------------------- --------------------------------------------------------------

TRAIL COMMISSIONS:
Trail commissions are paid quarterly, based on Contract value calculated at the end of each calendar quarter. Trail commissions are paid on each Contract that has been in force at least 12 months.

INTERNAL EXCHANGE COMMISSION SCHEDULE
------------------------------------------------------------------------------------------- ----------------------------------------
Defined Strategies Variable Annuity(R) Contracts (VA200)

ISSUE AGES 0-80
---------------------------------------------- -------------------------------------------- ----------------------------------------
                                                                                                          COMMISSION
                                                                                                           OPTION B
                                                                                             PERCENTAGE OF INITIAL PREMIUM/ ANNUAL
                                                             COMMISSION                               TRAIL PERCENTAGE ON
       WITHDRAWAL CHARGE REMAINING ON                         OPTION A                     CONTRACT THAT HAS BEEN IN FORCE AT LEAST
         JNL FIXED ANNUITY CONTRACT                 PERCENTAGE ON INITIAL PREMIUM                          12 MONTHS
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                6.25% - 7.00%                                   NONE                                     NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                5.75% - 6.24%                                 0.50%/0%                                   NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                5.25% - 5.74%                                 1.00%/0%                                    0.00%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                4.75% - 5.24%                                 1.50%/0%                                    0.50%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                4.25% - 4.74%                                 2.00%/0%                                    1.00%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                3.75% - 4.24%                                 2.50%/0%                                    1.50%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                3.25% - 3.74%                                 3.00%/0%                                    2.00%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                2.75% - 3.24%                                 3.50%/0%                                    2.50%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                2.25% - 2.74%                                 4.00%/0%                                    3.00%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                1.75% - 2.24%                                 4.50%/0%                                    3.50%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                1.25% - 1.74%                                 5.00%/0%                                    4.00%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                0.75% - 1.24%                                   5.50%/0%                                    4.50%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                0.25% - 0.74%                                 6.00%/0%                                    5.00%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
               LESS THAN 0.25%                                6.50%/0%                                    5.50%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------

ISSUE AGES 81-85
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                                                                                                          COMMISSION
                                                                                                           OPTION B
                                                                                             PERCENTAGE OF INITIAL PREMIUM/ ANNUAL
                                                             COMMISSION                               TRAIL PERCENTAGE ON
       WITHDRAWAL CHARGE REMAINING ON                         OPTION A                     CONTRACT THAT HAS BEEN IN FORCE AT LEAST
         JNL FIXED ANNUITY CONTRACT                 PERCENTAGE ON INITIAL PREMIUM                          12 MONTHS
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                3.25% - 7.00%                                   NONE                                     NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                2.75% - 3.24%                                 0.25%/0%                                   NOT AVAILABLE
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                2.25% - 2.74%                                 0.75%/0%                                    0.25%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                1.75% - 2.24%                                 1.25%/0%                                    0.75%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                1.25% - 1.74%                                 1.75%/0%                                    1.25%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                0.75% - 1.24%                                 2.25%/0%                                    1.75%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
                0.25% - 0.74%                                 2.75%/0%                                    2.25%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------
-------------------------------------------- -------------------------------------------- ------------------------------------------
               LESS THAN 0.25%                                3.25%/0%                                    2.75%/0.25%
-------------------------------------------- -------------------------------------------- ------------------------------------------

COMMISSION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
Perspective Fixed and Variable Annuity(R) Contracts (VA200)

OWNER ISSUE AGE                                                       COMMISSION OPTIONS
--------------------------------------------------------------------- --------------------------------------------------------------
UNDER 81                                                              OPTION A             6.75% OF PREMIUM PAYMENT

                                                                                                   - OR -

                                                                      OPTION B             5.00% OF PREMIUM PAYMENT
                                                                                           +0.50% ANNUAL TRAIL COMMISSION

                                                                                                   - OR -

                                                                      OPTION C             2.00% OF PREMIUM PAYMENT
                                                                                           +1.00% ANNUAL TRAIL COMMISSION
--------------------------------------------------------------------- --------------------------------------------------------------
81 TO 85                                                              OPTION A             3.375% OF PREMIUM PAYMENT

                                                                                                   - OR -

                                                                      OPTION B             2.50% OF PREMIUM PAYMENT
                                                                                           +0.50% ANNUAL TRAIL COMMISSION

                                                                                                   - OR -

                                                                      OPTION C             2.00% OF PREMIUM PAYMENT
                                                                                           +1.00% ANNUAL TRAIL COMMISSION
--------------------------------------------------------------------- --------------------------------------------------------------
86 TO 90                                                              Option A, B, and C   1.00% of Premium Payment up front
                                                                                           +1.00% annual trail commission
--------------------------------------------------------------------- --------------------------------------------------------------

TRAIL COMMISSIONS:

Trail commissions are paid quarterly, based on Contract value calculated at the end of each calendar quarter. Trail commissions are paid on each Contract that has been in force at least 12 months.

OPTION B:
Commission and trail rates apply to Contracts issued on and after January 1, 2001.






INTERNAL EXCHANGE COMMISSION SCHEDULE
------------------------------------------------------------------------------------------- ----------------------------------------
Perspective Fixed and Variable Annuity(R) Contracts (VA200)

ISSUE AGES 0-80
---------------------------------------------- -------------------------------------------- ----------------------------------------
                                                                                                          COMMISSION
                                                                                                           OPTION B
                                                                                             PERCENTAGE OF INITIAL PREMIUM/ ANNUAL
                                                             COMMISSION                               TRAIL PERCENTAGE ON
       WITHDRAWAL CHARGE REMAINING ON                         OPTION A                     CONTRACT THAT HAS BEEN IN FORCE AT LEAST
         JNL FIXED ANNUITY CONTRACT                 PERCENTAGE ON INITIAL PREMIUM                          12 MONTHS
-------------------------------------------- ------------------------------------------ --------------------------------------------
-------------------------------------------- ------------------------------------------ --------------------------------------------
                6.75% - 7.00%                                 NONE                                     NOT AVAILABLE
-------------------------------------------- ------------------------------------------ --------------------------------------------
                6.25% - 6.74%                               0.25%/0%                                   NOT AVAILABLE
-------------------------------------------- ------------------------------------------ --------------------------------------------
                5.75% - 6.24%                               0.75%/0%                                   NOT AVAILABLE
-------------------------------------------- ------------------------------------------ --------------------------------------------
                5.25% - 5.74%                               1.25%/0%                                   NOT AVAILABLE
-------------------------------------------- ------------------------------------------ --------------------------------------------
                4.75% - 5.24%                               1.75%/0%                                   NOT AVAILABLE
-------------------------------------------- ------------------------------------------ --------------------------------------------
                4.25% - 4.74%                               2.25%/0%                                    0.50%/0.50%
-------------------------------------------- ------------------------------------------ --------------------------------------------
                3.75% - 4.24%                               2.75%/0%                                    1.00%/0.50%
-------------------------------------------- ------------------------------------------ --------------------------------------------
                3.25% - 3.74%                               3.25%/0%                                    1.50%/0.50%
-------------------------------------------- ------------------------------------------ --------------------------------------------
                2.75% - 3.24%                               3.75%/0%                                    2.00%/0.50%
-------------------------------------------- ------------------------------------------ --------------------------------------------
                2.25% - 2.74%                               4.25%/0%                                    2.50%/0.50%
-------------------------------------------- ------------------------------------------ --------------------------------------------
                1.75% - 2.24%                               4.75%/0%                                    3.00%/0.50%
-------------------------------------------- ------------------------------------------ --------------------------------------------
                1.25% - 1.74%                                 5.25%/0%                                    3.50%/0.50%
-------------------------------------------- ------------------------------------------ --------------------------------------------
                0.75% - 1.24%                               5.75%/0%                                    4.00%/0.50%
-------------------------------------------- ------------------------------------------ --------------------------------------------
                0.25% - 0.74%                                 6.25%/0%                                    4.50%/0.50%
-------------------------------------------- ------------------------------------------ --------------------------------------------
               LESS THAN 0.25%                              6.75%/0%                                    5.00%/0.50%
-------------------------------------------- ------------------------------------------ --------------------------------------------

ISSUE AGES 81-85
-------------------------------------------- ------------------------------------------ --------------------------------------------
                                                                                                        COMMISSION
                                                                                                         OPTION B
                                                                                           PERCENTAGE OF INITIAL PREMIUM/ ANNUAL
                                                           COMMISSION                               TRAIL PERCENTAGE ON
   WITHDRAWAL CHARGE REMAINING ON                           OPTION A                     CONTRACT THAT HAS BEEN IN FORCE AT LEAST
     JNL FIXED ANNUITY CONTRACT                   PERCENTAGE ON INITIAL PREMIUM                          12 MONTHS
------------------------------------------ -------------------------------------------- --------------------------------------------
            3.75% - 7.00%                                     NONE                                     NOT AVAILABLE
------------------------------------------ -------------------------------------------- --------------------------------------------
            3.25% - 3.74%                                     NONE                                     NOT AVAILABLE
------------------------------------------ -------------------------------------------- --------------------------------------------
            2.75% - 3.24%                                   0.375%/0%                                  NOT AVAILABLE
------------------------------------------ -------------------------------------------- --------------------------------------------
            2.25% - 2.74%                                   0.875%/0%                                  NOT AVAILABLE
------------------------------------------ -------------------------------------------- --------------------------------------------
            1.75% - 2.24%                                   1.375%/0%                                   0.50%/0.50%
------------------------------------------ -------------------------------------------- --------------------------------------------
            1.25% - 1.74%                                   1.875%/0%                                   1.00%/0.50%
------------------------------------------ -------------------------------------------- --------------------------------------------
            0.75% - 1.24%                                   2.375%/0%                                   1.50%/0.50%
------------------------------------------ -------------------------------------------- --------------------------------------------
            0.25% - 0.74%                                   2.875%/0%                                   2.00%/0.50%
------------------------------------------ -------------------------------------------- --------------------------------------------
           LESS THAN 0.25%                                  3.375%/0%                                   2.50%/0.50%
------------------------------------------ -------------------------------------------- --------------------------------------------

OPTION B:
Commission and trail rates apply to Contracts issued on and after January 1, 2001.


Commission Schedule
---------------------------------------------------------------- ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Perspective Advantage Fixed and Variable Annuity(R)Contracts (VA600)

OWNER ISSUE AGE                                                       COMMISSION OPTIONS
----------------------------------------------------------------- ------------------------------------------------------------------
UNDER 0-75                                                          OPTION A             5.00% OF PREMIUM PAYMENT
                                                                                         +0.00% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 2 - 9
                                                                                         +1.00% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 10+

                                                                                                 - OR -

                                                                    OPTION B             4.00% OF PREMIUM PAYMENT
                                                                                         +0.25% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 2 - 9
                                                                                         +1.00% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 10+

                                                                                                 - OR -

                                                                    OPTION C             1.00% OF PREMIUM PAYMENT
                                                                                         +1.00% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 2 - 9
                                                                                         +1.00% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 10+

----------------------------------------------------------------- ------------------------------------------------------------------
76 TO 80                                                            OPTION A             3.00% OF PREMIUM PAYMENT
                                                                                         +0.00% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 2 - 9
                                                                                         +0.50% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 10+

                                                                                                 - OR -

                                                                    OPTION B             2.40% OF PREMIUM PAYMENT
                                                                                         +0.25% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 2 - 9
                                                                                         +0.50% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 10+

                                                                                                 - OR -

                                                                    OPTION C             0.50% OF PREMIUM PAYMENT
                                                                                         +0.50% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 2 - 9
                                                                                         +0.50% ANNUAL TRAIL COMMISSION IN CONTRACT
                                                                                         YEARS 10+

--------------------------------------------------------------------- --------------------------------------------------------------

TRAIL COMMISSIONS:

Trail commissions are paid quarterly, based on Contract value calculated at the end of each calendar quarter. Trail commissions are paid on each Contract that has been in force at least 12 months.



INTERNAL EXCHANGE COMMISSION SCHEDULE
------------------------------------------------------------------------------------------- ----------------------------------------
Perspective Advantage Fixed and Variable Annuity(R)Contracts (VA600)

ISSUE AGES 0-75
---------------------------------------------- -------------------------------------------- ----------------------------------------
                                                                                                       COMMISSION
                                                                                                         OPTION B
                                                                                           PERCENTAGE OF INITIAL PREMIUM/ ANNUAL
                                                           COMMISSION                               TRAIL PERCENTAGE ON
   WITHDRAWAL CHARGE REMAINING ON                           OPTION A                     CONTRACT THAT HAS BEEN IN FORCE AT LEAST
     JNL FIXED ANNUITY CONTRACT                   PERCENTAGE ON INITIAL PREMIUM                          12 MONTHS
------------------------------------------ -------------------------------------------- --------------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
            4.25% - 4.50%                                   0.50%/0%                                   NOT AVAILABLE
------------------------------------------ -------------------------------------------- --------------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
            3.75% - 4.24%                                   1.00%/0%                                   NOT AVAILABLE
------------------------------------------ -------------------------------------------- --------------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
            3.25% - 3.74%                                   1.50%/0%                                    0.50%/0.25%
------------------------------------------ -------------------------------------------- --------------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
            2.75% - 3.24%                                   2.00%/0%                                    1.00%/0.25%
------------------------------------------ -------------------------------------------- --------------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
            2.25% - 2.74%                                   2.50%/0%                                    1.50%/0.25%
------------------------------------------ -------------------------------------------- --------------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
            1.75% - 2.24%                                   3.00%/0%                                    2.00%/0.25%
------------------------------------------ -------------------------------------------- --------------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
            1.25% - 1.74%                                   3.50%/0%                                    2.50%/0.25%
------------------------------------------ -------------------------------------------- --------------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
            0.75% - 1.24%                                   4.00%/0%                                    3.00%/0.25%
------------------------------------------ -------------------------------------------- --------------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
            0.25% - 0.74%                                   4.50%/0%                                    3.50%/0.25%
------------------------------------------ -------------------------------------------- --------------------------------------------
------------------------------------------ -------------------------------------------- --------------------------------------------
           LESS THAN 0.25%                                  5.00%/0%                                    4.00%/0.25%
------------------------------------------ -------------------------------------------- --------------------------------------------

ISSUE AGES 76-80
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
                                                                                                       COMMISSION
                                                                                                        OPTION B
                                                                                          PERCENTAGE OF INITIAL PREMIUM/ ANNUAL
                                                          COMMISSION                               TRAIL PERCENTAGE ON
  WITHDRAWAL CHARGE REMAINING ON                           OPTION A                     CONTRACT THAT HAS BEEN IN FORCE AT LEAST
    JNL FIXED ANNUITY CONTRACT                   PERCENTAGE ON INITIAL PREMIUM                          12 MONTHS
----------------------------------------- -------------------------------------------- --------------------------------------------
----------------------------------------- -------------------------------------------- --------------------------------------------
           2.25% - 4.50%                                     NONE                                     NOT AVAILABLE
----------------------------------------- -------------------------------------------- --------------------------------------------
----------------------------------------- -------------------------------------------- --------------------------------------------
           1.75% - 2.24%                                   0.50%/0%                                   NOT AVAILABLE
----------------------------------------- -------------------------------------------- --------------------------------------------
----------------------------------------- -------------------------------------------- --------------------------------------------
           1.25% - 1.74%                                   1.00%/0%                                    0.50%/0.25%
----------------------------------------- -------------------------------------------- --------------------------------------------
----------------------------------------- -------------------------------------------- --------------------------------------------
           0.75% - 1.24%                                   1.50%/0%                                    1.00%/0.25%
----------------------------------------- -------------------------------------------- --------------------------------------------
----------------------------------------- -------------------------------------------- --------------------------------------------
           0.25% - 0.74%                                   2.00%/0%                                    1.50%/0.25%
----------------------------------------- -------------------------------------------- --------------------------------------------
----------------------------------------- -------------------------------------------- --------------------------------------------
          LESS THAN 0.25%                                  2.50%/0%                                    2.00%/0.25%
----------------------------------------- -------------------------------------------- --------------------------------------------

ANNUITIZATION COMMISSION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Perspective Focus Fixed and Variable Annuity(R)(VA260), Perspective II Fixed and Variable AnnuitySM (VA250), Perspective Fixed and
Variable Annuity(R)(VA200), Perspective Advisors Fixed and Variable Annuity(R)(VA400), Defined Strategies Variable Annuity(R)
(VA200), Perspective Advantage Fixed and Variable Annuity(R)(VA600)

------------------------------------------------------------------------------------------------------------------------------------
ANNUITIZATION OPTION SELECTED                                         COMMISSION OPTIONS
--------------------------------------------------------------------- --------------------------------------------------------------
ANNUITIZATION OPTION 1 - LIFE INCOME                                  2.0% OF CONTRACT VALUE AT ANNUITIZATION DATE; OR 0.30% ANNUAL
                                                                      TRAIL COMMISSION*
--------------------------------------------------------------------- --------------------------------------------------------------
ANNUITIZATION OPTION 2 - JOINT AND SURVIVOR ANNUITY                   2.0% OF CONTRACT VALUE AT ANNUITIZATION DATE; OR 0.30% ANNUAL
                                                                      TRAIL COMMISSION*
--------------------------------------------------------------------- --------------------------------------------------------------
ANNUITIZATION OPTION 3 - LIFE ANNUITY WITH 120 OR 240 MONTHLY         2.0% OF CONTRACT VALUE AT ANNUITIZATION DATE; OR 0.30% ANNUAL
PAYMENTS GUARANTEED                                                   TRAIL COMMISSION*
--------------------------------------------------------------------- --------------------------------------------------------------
ANNUITIZATION OPTION 4 - INCOME FOR A SPECIFIED PERIOD (PERIODS OF    2.0% OF CONTRACT VALUE AT ANNUITIZATION DATE; OR 0.30% ANNUAL
10 YEARS OR MORE)                                                     TRAIL COMMISSION*
--------------------------------------------------------------------- --------------------------------------------------------------

* Trail commissions are paid quarterly, beginning at the end of the calendar quarter following the Annuitization Date, based on the remaining Contract value calculated at the end of each calendar quarter.

The up front trail commission option must be selected prior to annuitization.

PERSPECTIVE FOCUS(R), PERSPECTIVE II(R), PERSPECTIVESM, DEFINED STRATEGIESSM,
AND PERSPECTIVE ADVANTAGESM:
If Commission Option A or B was selected for the Contract at issue, the above-referenced commissions would be paid only if annuitization occurred after the fifth Contract Year.

If Commission Option A or B was selected for the Contract at issue, and the original issue age was 86-90, the above referenced commissions would be paid only if annuitization occurred after the first Contract Year. (For Perspective and Defined Strategies only. Not for Perspective Advantage.)

If   Commission   Option  C  was  selected  for  the  Contract  at  issue,   the
above-referenced  commission would be paid only if annuitization  occurred after the first Contract Year.

Upon  annuitization,  trail  commissions  payable under the previously  selected
Commission Option A, B or C cease to be paid.

PERSPECTIVE ADVISORSSM:
Upon annuitization, all trail commissions that were payable on Contract issue will cease.

The Insurer reserves the right to modify or terminate the commissions set forth in this schedule.

DEATH BENEFIT/BENEFICIARY ANNUITIZATION COMMISSION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
(Death of Owner Prior to Annuitization Date)

Perspective Focus Fixed and Variable Annuity(R)(VA260), Perspective II Fixed and Variable AnnuitySM (VA250), Perspective Fixed and
Variable Annuity(R)(VA200), Perspective Advisors Fixed and Variable Annuity(R)(VA400), Defined Strategies Variable Annuity(R)
(VA200), Perspective Advantage Fixed and Variable Annuity(R)(VA600)
--------------------------------------------------------------------- --------------------------------------------------------------
ANNUITY OPTION SELECTED                                               COMMISSION OPTIONS
--------------------------------------------------------------------- --------------------------------------------------------------
ANNUITIZATION OPTION 1 - LIFE INCOME                                  2.0% OF CONTRACT VALUE AT ANNUITIZATION DATE; OR 0.30% ANNUAL
                                                                      TRAIL COMMISSION*
--------------------------------------------------------------------- --------------------------------------------------------------
ANNUITIZATION OPTION 2 - LIFE ANNUITY WITH 120 OR 240 MONTHLY         2.0% OF CONTRACT VALUE AT ANNUITIZATION DATE; OR 0.30% ANNUAL
PAYMENTS GUARANTEED                                                   TRAIL COMMISSION*
--------------------------------------------------------------------- --------------------------------------------------------------
ANNUITIZATION OPTION 3 - INCOME FOR A SPECIFIED PERIOD (PERIODS OF    2.0% OF CONTRACT VALUE AT ANNUITIZATION DATE; OR 0.30% ANNUAL
10 YEARS OR MORE)                                                     TRAIL COMMISSION*
--------------------------------------------------------------------- --------------------------------------------------------------


* Trail commissions are paid quarterly, beginning at the end of the calendar quarter following Annuitization Date, based on the remaining Contract value calculated at the end of each calendar quarter.

Commission Option must be selected prior to annuitization.

PERSPECTIVE FOCUS(R), PERSPECTIVE II(R), PERSPECTIVESM, DEFINED STRATEGIESSM,
AND PERSPECTIVE ADVANTAGESM
Upon  Annuitization,  trail commissions  payable under your previously  selected
Commission Option A, B or C will cease to be paid.

PERSPECTIVE ADVISORSSM
Upon Annuitization, all trail commissions that were payable on Contract issue will cease.

COMMISSION SCHEDULE
---------------------------------------------- -------------------------------------------- ----------------------------------------
------------------------------------------------------------------------------------------- ----------------------------------------
ELITE 500(R) Equity-Linked Indexed Annuity (ELI-DA400)

                                            ISSUE AGES 0-80 (OWNER) PERCENTAGE OF       ISSUE AGES 81-85 (OWNER) PERCENTAGE OF
                                             PREMIUM (OR SUBSEQUENT ALLOCATIONS)          PREMIUM (OR SUBSEQUENT ALLOCATIONS)
     CONTRACT OPTION PERIOD
---------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------------- --------------------------------------------
             1-YEAR                                         0.75%                                       0.375%
---------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------------- --------------------------------------------
             7-YEAR                                         5.75%                                       2.875%
---------------------------------------- -------------------------------------------- --------------------------------------------
---------------------------------------- -------------------------------------------- --------------------------------------------
             9-YEAR                                         6.75%                                       3.375%
---------------------------------------- -------------------------------------------- --------------------------------------------

Commissions are paid on Premium Payments made to the Contract, and on Contract values reallocated to new Contract Options after the maturity of the existing
Contract Option.

Commissions  for  transfers  which  occur  prior to the  maturity of an existing
Contract Option are calculated in the following manner:

1.   Determine  Commissions  payable on Contract  values  reallocated to the new
     Contract  Option,  assuming it was made after the  maturity of the existing
     Contract Option.

2.   Determine  Commissions  payable on  Contract  values  reallocated  to a new
     Contract Option for the same number of full years as that remaining in the existing Contract Option.

The Commission payable is (1) less (2).

COMMISSION SCHEDULE
---------------------------------------------- -------------------------------------------- ---------------------------------------
------------------------------------------------------------------------------------------- ---------------------------------------
ELITE 90(R) Equity-Linked Indexed Annuity (ELI-DA500)

                                                    ISSUE AGES 0-80 (OWNER)              ISSUE AGES 81-85 (OWNER) PERCENTAGE OF
      CONTRACT OPTION PERIOD+                        PERCENTAGE OF PREMIUM                               PREMIUM
----------------------------------------- -------------------------------------------- --------------------------------------------
----------------------------------------- -------------------------------------------- --------------------------------------------
              7-YEAR                                         6.25%                                       3.125%
----------------------------------------- -------------------------------------------- --------------------------------------------
----------------------------------------- -------------------------------------------- --------------------------------------------
              9-YEAR                                         7.00%                                       3.500%
----------------------------------------- -------------------------------------------- --------------------------------------------
----------------------------------------- -------------------------------------------- --------------------------------------------
              12-YEAR                                        9.00%                                        NONE
----------------------------------------- -------------------------------------------- --------------------------------------------

+ Commissions will be paid when the case is in "Good Order." May not be available in all states. Rates apply to Contracts issued on or after September 17, 2001. The 12-Year Contract Option Period is only available for issue ages 0-80 and may not be available in all states.

COMMISSION SCHEDULE
---------------------------------------------- -------------------------------------------- ----------------------------------------
------------------------------------------------------------------------------------------- ----------------------------------------
ELISM Multiple Index Deferred Annuity (ELI-DA200)

                                                         ISSUE AGES 0-80 (OWNER)              ISSUE AGES 81-85 (OWNER) PERCENTAGE OF
           CONTRACT OPTION PERIOD                         PERCENTAGE OF PREMIUM                               PREMIUM
---------------------------------------------- -------------------------------------------- ----------------------------------------
                   1-YEAR                                         0.75%                                       0.375%
---------------------------------------------- -------------------------------------------- ----------------------------------------
                   2-YEAR                                         1.75%                                       0.875%
---------------------------------------------- -------------------------------------------- ----------------------------------------
                   3-YEAR                                         2.75%                                       1.375%
---------------------------------------------- -------------------------------------------- ----------------------------------------
                   4-YEAR                                         3.75%                                       1.875%
---------------------------------------------- -------------------------------------------- ----------------------------------------
                   5-YEAR                                         4.75%                                       2.375%
---------------------------------------------- -------------------------------------------- ----------------------------------------
                   6-YEAR                                         5.25%                                       2.625%
---------------------------------------------- -------------------------------------------- ----------------------------------------
                   7-YEAR                                         5.75%                                       2.875%
---------------------------------------------- -------------------------------------------- ----------------------------------------
                   8-YEAR                                         6.25%                                       3.125%
---------------------------------------------- -------------------------------------------- ----------------------------------------
                   9-YEAR                                         6.75%                                       3.375%
---------------------------------------------- -------------------------------------------- ----------------------------------------
                   10-YEAR                                        6.75%                                       3.375%
---------------------------------------------- -------------------------------------------- ----------------------------------------


Commissions are paid on Premium Payments made to the Contract, and on Contract values reallocated to new Contract Options after the maturity of the existing
Contract Option.

Commissions for transfers (including Earnings Lock-Ins) which occur prior to the maturity of an existing Contract Option are calculated in the following manner:

1.   Determine  Commissions  payable on Contract  values  reallocated to the new
     Contract  Option,  assuming it was made after the  maturity of the existing
     Contract Option.

2.   Determine  Commissions  payable on  Contract  values  reallocated  to a new
     Contract Option for the same number of full years as that remaining in the existing Contract Option.

The Commission payable is (1) less (2).



INTERNAL EXCHANGE COMMISSION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
Fixed Annuity to ELIA Deferred Annuity Internal Exchange (Excluding ELITE 90(R))

  WITHDRAWAL CHARGE REMAINING ON
    EXISTING JNL FIXED ANNUITY
             CONTRACT                    CONTRACT OPTION CHOSEN             COMMISSIONS PAYABLE                   VALUE USED
----------------------------------- --------------------------------- -------------------------------- -----------------------------
         ANY CHARGES > 0%                      1 - 6 YEAR                           0%                               CSV
----------------------------------- --------------------------------- -------------------------------- -----------------------------
             > 7.00%                          7 - 10 YEAR                     50% COMMISSIONS                        CSV
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          0.25% - 7.00%                       7 - 10 YEAR               SEE FIXED TO ELIA SCHEDULE                    AV
----------------------------------- --------------------------------- -------------------------------- -----------------------------
                0%                             1 - 4 YEAR                     50% COMMISSIONS                         AV
----------------------------------- --------------------------------- -------------------------------- -----------------------------
                0%                             5 - 6 YEAR                     75% COMMISSIONS                         AV
----------------------------------- --------------------------------- -------------------------------- -----------------------------
            0% - 0.24%                        7 - 10 YEAR                    FULL COMMISSIONS                         AV
----------------------------------- --------------------------------- -------------------------------- -----------------------------

Market Value  Adjustment (for fixed  contracts) and Excess  Interest  Adjustment
(For Target SelectSM/Select/PathFinder(R)) are not waived for any transaction.

FIXED ANNUITY TO ELIA DEFERRED ANNUITY INTERNAL EXCHANGE (Excluding ELITE 90(R))
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(Use only when withdrawal charges are equal to or less than 7.0% AND Contract option chosen is equal to or greater than seven years.)

ISSUE AGES 0-80
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
  WITHDRAWAL CHARGE REMAINING ON      ELIA 9- OR 10-YEAR CONTRACT
    JNL FIXED ANNUITY CONTRACT                   OPTION                         ELIA 8-YEAR                      ELIA 7-YEAR
                                           (EXCEPT ELITE 90)                  CONTRACT OPTION                  CONTRACT OPTION
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          6.25% - 7.00%                          0.25%                             NONE                              NONE
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          5.75% - 6.24%                          0.75%                             0.25%                             NONE
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          5.25% - 5.74%                          1.25%                             0.75%                            0.25%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          4.75% - 5.24%                          1.75%                             1.25%                            0.75%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          4.25% - 4.74%                          2.25%                             1.75%                            1.25%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          3.75% - 4.24%                          2.75%                             2.25%                            1.75%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          3.25% - 3.74%                          3.25%                             2.75%                            2.25%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          2.75% - 3.24%                          3.75%                             3.25%                            2.75%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          2.25% - 2.74%                          4.25%                             3.75%                            3.25%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          1.75% - 2.24%                          4.75%                             4.25%                            3.75%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          1.25% - 1.74%                          5.25%                             4.75%                            4.25%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          0.75% - 1.24%                          5.75%                             5.25%                            4.75%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          0.25% - 0.74%                          6.25%                             5.75%                            5.25%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
         LESS THAN 0.25%                         6.75%                             6.25%                            5.75%
----------------------------------- --------------------------------- -------------------------------- -----------------------------

INTERNAL EXCHANGE COMMISSION SCHEDULE (CON'T)
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------------------------------------
Fixed Annuity to ELIA Deferred Annuity Internal Exchange (Excluding ELITE 90(R))

(Use only when withdrawal charges are equal to or less than 7.0% AND Contract option chosen is equal to or greater than seven years.)
ISSUE AGES 81-85
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
  WITHDRAWAL CHARGE REMAINING ON      ELIA 9- OR 10-YEAR CONTRACT
    JNL FIXED ANNUITY CONTRACT                   OPTION                         ELIA 8-YEAR                      ELIA 7-YEAR
                                           (EXCEPT ELITE 90)                  CONTRACT OPTION                  CONTRACT OPTION
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          3.25% - 7.00%                           NONE                             NONE                              NONE
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          2.75% - 3.24%                          0.375%                           0.125%                             NONE
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          2.25% - 2.74%                          0.875%                           0.625%                            0.375%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          1.75% - 2.24%                          1.375%                           1.125%                            0.875%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          1.25% - 1.74%                          1.875%                           1.625%                            1.375%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          0.75% - 1.24%                          2.375%                           2.125%                            1.875%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
          0.25% - 0.74%                          2.875%                           2.625%                            2.375%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
----------------------------------- --------------------------------- -------------------------------- -----------------------------
         LESS THAN 0.25%                         3.375%                           3.125%                            2.875%
----------------------------------- --------------------------------- -------------------------------- -----------------------------

Fixed Annuity to ELITE 90 Annuity 7-Year Indexed Option Period
------------------------------------------------------------------------------------------------------ -----------------------------
------------------------------------------------------------------------------------------------------------------------------------
Market Value Adjustment (for fixed Contracts) and Excess Interest Adjustment (For Target Select/Select/Pathfinder) are not waived for any transaction.
====================================================================================================================================
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
WITHDRAWAL CHARGE REMAINING ON EXISTING JNL     COMMISSIONS PAYABLE AGES      COMMISSIONS PAYABLE AGES 81-85*
           FIXED ANNUITY CONTRACT                         0-80*                                                       VALUE USED
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
            ANY CHARGES > 6.00%                           NONE                             NONE                           CSV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
                5.75% -6.00%                              0.25%                            NONE                           AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               5.25% - 5.74%                              0.75%                            NONE                           AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               4.75% - 5.24%                              1.25%                            NONE                           AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               4.25% - 4.74%                              1.75%                            NONE                           AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               3.75% - 4.24%                              2.25%                            NONE                           AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               3.25% - 3.74%                              2.75%                            NONE                           AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               2.75% - 3.24%                              3.25%                           0.125%                          AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               2.25% - 2.74%                              3.75%                           0.625%                          AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               1.75% - 2.24%                              4.25%                           1.125%                          AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               1.25% - 1.74%                              4.75%                           1.625%                          AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               0.75% - 1.24%                              5.25%                           2.125%                          AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
               0.25% - 0.74%                              5.75%                           2.625%                          AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
--------------------------------------------- ------------------------------ ---------------------------------- --------------------
              LESS THAN 0.25%                             6.25%                           3.125%                          AV
--------------------------------------------- ------------------------------ ---------------------------------- --------------------

--------------------------------------------------------------------------------------------------------------- --------------------
Fixed Annuity to ELITE 90 Annuity 9-Year Indexed Option Period
--------------------------------------------------------------------------------------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
  WITHDRAWAL CHARGE REMAINING ON JNL FIXED       COMMISSIONS PAYABLE AGES           COMMISSIONS PAYABLE
              ANNUITY CONTRACT                            0-80*                         AGES 81-85*                   VALUE USED
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
             ANY CHARGES > 7.00%                           NONE                            NONE                           CSV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                6.25% - 7.00%                             0.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                5.75% - 6.24%                             1.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                5.25% - 5.74%                             1.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                4.75% - 5.24%                             2.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                4.25% - 4.74%                             2.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                3.75% - 4.24%                             3.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                3.25% - 3.74%                             3.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                2.75% - 3.24%                             4.00%                            0.50%                          AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                2.25% - 2.74%                             4.50%                            1.00%                          AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                1.75% - 2.24%                             5.00%                            1.50%                          AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                1.25% - 1.74%                             5.50%                            2.00%                          AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                0.75% - 1.24%                             6.00%                            2.50%                          AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                0.25% - 0.74%                             6.50%                            3.00%                          AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
               LESS THAN 0.25%                            7.00%                            3.50%                          AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------

INTERNAL EXCHANGE COMMISSION SCHEDULE (CON'T)
--------------------------------------------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------------------------------------------- --------------------
Fixed Annuity to ELITE 90 Annuity 12-Year Indexed Option Period

  WITHDRAWAL CHARGE REMAINING ON JNL FIXED       COMMISSIONS PAYABLE AGES           COMMISSIONS PAYABLE
              ANNUITY CONTRACT                            0-80*                         AGES 81-85*                   VALUE USED
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
             ANY CHARGES > 9.00%                           NONE                            NONE                           CSV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                8.75% - 9.00%                              NONE                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                8.25% - 8.74%                             0.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                7.75% - 8.24%                             1.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                7.25% - 7.74%                             1.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                6.75% - 7.24%                             2.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                6.25% - 6.74%                             2.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                5.75% - 6.24%                             3.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                5.25% - 5.74%                             3.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                4.75% - 5.24%                             4.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                4.25% - 4.74%                             4.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                3.75% - 4.24%                             5.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                3.25% - 3.74%                             5.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                2.75% - 3.24%                             6.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                2.25% - 2.74%                             6.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                1.75% - 2.24%                             7.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                1.25% - 1.74%                             7.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                0.75% - 1.24%                             8.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
                0.25% - 0.74%                             8.50%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
---------------------------------------------- ----------------------------- ---------------------------------- --------------------
               LESS THAN 0.25%                            9.00%                            NONE                           AV
---------------------------------------------- ----------------------------- ---------------------------------- --------------------

COMMISSION SCHEDULE - FIXED ANNUITIES
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------- ------------------------------------------
JNL Target Select(R)Flexible-Premium Deferred Annuity (A505)

                                                       OWNER ISSUE AGES 0-80                         OWNER ISSUE AGES 81-85
------------------------------------------
------------------------------------------
            GUARANTEED PERIOD                   A                B               C              A               B               C
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
                 1-YEAR                       0.75%             N/A             N/A          0.375%            N/A             N/A
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
                 2-YEAR                       1.75%        0.900%/0.900%       0.90%         0.875%       0.450%/0.450%       0.450%
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
                 3-YEAR                       2.25%        1.125%/0.650%       0.80%         1.125%       0.563%/0.325%       0.400%
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
                 4-YEAR                       2.75%        1.375%/0.550%       0.80%         1.375%       0.687%/0.275%       0.400%
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
                 5-YEAR                       3.25%        1.625%/0.500%       0.75%         1.625%       0.812%/0.250%       0.375%
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
                 6-YEAR                       2.00%        1.000%/0.250%       0.40%         1.000%       0.500%/0.125%       0.200%
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
                 7-YEAR                       4.00%        2.000%/0.450%       0.70%         2.000%       1.000%/0.225%       0.350%
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
                 8-YEAR                       4.00%        2.000%/0.400%       0.65%         2.000%       1.000%/0.200%       0.325%
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
                 9-YEAR                       2.00%        1.000%/0.175%       0.30%         1.000%       0.500%/0.088%       0.150%
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
                 10-YEAR                      4.00%        2.000%/0.300%       0.60%         2.000%       1.000%/0.150%       0.300%
------------------------------------------ ------------- ------------------ ------------- -------------- ----------------- ---------
-------------------------------------------------------- ------------------ ------------- -------------- ----------------- ---------
Commission Option A = 1st Year % Only
-------------------------------------------------------- ------------------ ------------- -------------- ----------------- ---------
-------------------------------------------------------- ------------------ ------------- -------------- ----------------- ---------
Commission Option B = 1st Year %/Trail %
-------------------------------------------------------- ------------------ ------------- -------------- ----------------- ---------
-------------------------------------------------------- ------------------ ------------- -------------- ----------------- ---------
Commission Option C = % Trail Only
-------------------------------------------------------- ------------------ ------------- -------------- ----------------- ---------

Commissions are paid on premium payments and on Accumulated Value which is renewed at the end of each Guaranteed Period.  However, such commission must be returned to the Insurer if the Contract owner surrenders the Contract within 30 days of each Guaranteed
Period renewal date.

WASHINGTON AND CONNECTICUT TARGET SELECT - Renewal commissions will be paid on any combination of the renewal Guaranteed Periods provided the sum of the Guaranteed Periods does not exceed nine years.

TRAIL COMMISSIONS:
Trail commissions under Options B & C will be paid each anniversary during the Guaranteed Period on the Accumulated Value as of that anniversary date.

COMMISSION SCHEDULE
------------------------------------------ ---------------------------------------------- ------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL Target Select Single-Premium Deferred Annuity-Oregon (A505OR)

                                                       OWNER ISSUE AGES 0-80                         OWNER ISSUE AGES 81-85
------------------------------------------ ------------- ------------------ ------------- ------------- ------------------ ---------
            GUARANTEED PERIOD                   A                B               C             A                B               C
------------------------------------------ ------------- ------------------ ------------- ------------- ------------------ ---------
                 5-YEAR                       3.25%        1.625%/0.500%       0.75%         1.625%       0.812%/0.250%       0.375%
------------------------------------------ ------------- ------------------ ------------- ------------- ------------------ ---------
                 6-YEAR                       3.75%        1.875%/0.500%       0.75%         1.875%       0.937%/0.250%       0.375%
------------------------------------------ ------------- ------------------ ------------- ------------- ------------------ ---------
                 7-YEAR                       4.00%        2.000%/0.450%       0.70%         2.000%       1.000%/0.225%       0.350%
------------------------------------------ ------------- ------------------ ------------- ------------- ------------------ ---------
Commission Option A = 1st Year % Only
----------------------------------------------------------------------------------------- ------------------------------------------
Commission Option B = 1st Year %/Trail %
----------------------------------------------------------------------------------------- ------------------------------------------
Commission Option C = % Trail Only
----------------------------------------------------------------------------------------- ------------------------------------------

TRAIL COMMISSIONS:
Trail commissions under Options B & C will be paid each anniversary during the Guaranteed Period on the Accumulated Value as of that anniversary date.

COMMISSION SCHEDULE-FIXED ANNUITIES
--------------------------------------------------------------------------------

OPTION A provides a one-time commission payment based on 1st-year deposits with no trail commissions.

OPTION B provides both an up-front commission and trail for the life of the fixed annuity Contract.

OPTION C provides level commissions for the life of the fixed annuity Contract.

Fixed annuity trail commissions are based on a percentage of accumulated value at Contract anniversary net of Contract loans.
------------------------------

                                                                        COMMISSION OPTIONS**

                           PREMIUM LEVEL (MIN.
                           INITIAL: $5,000 WQ,
                           $2,000 Q SUBSEQUENT
                           (EXCEPT CT AND OR):                       A               B
                             $1,000 MAXIMUM:       ISSUE AGE     1ST YEAR %      1ST YEAR/         C
DEFERRED FIXED ANNUITY         $1,000,000            OWNER*         ONLY          TRAIL %       LEVEL %
------------------------ ------------------------ ------------- ------------- ---------------- -----------
ACTION(R)                     $1,000-4,999            0-80          4.00         2.00/0.40       0.650
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          6.00         3.00/0.60       1.000
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           81-85          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          3.00         1.50/0.30       0.500
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           86-90          1.00         0.50/0.10       0.163
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          1.50         0.75/0.15       0.250
------------------------ ------------------------ ------------- ------------- ---------------- -----------
ACTION ONE                    $1,000-4,999            0-80          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          4.00         2.00/0.40       0.650
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           81-85          1.00         0.50/0.10       0.163
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           86-90          0.50         0.25/0.05       0.081
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          1.00         0.50/0.10       0.163
------------------------ ------------------------ ------------- ------------- ---------------- -----------
ACTION TWO                    $1,000-4,999            0-80          6.00         3.00/0.60       1.000
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          8.00         4.00/0.80       1.350
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           81-85          3.00         1.50/0.30       0.500
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          4.00         2.00/0.40       0.650
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           86-90          1.50         0.75/0.15       0.250
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
BONUS MAX(R)                  $1,000-4,999            0-80          4.00         2.00/0.40       0.650
------------------------ ------------------------ ------------- ------------- ---------------- -----------
WITH EXCESS INTEREST           $5,000 & UP                          6.00         3.00/0.60       1.000
------------------------ ------------------------ ------------- ------------- ---------------- -----------
ADJUSTMENT                    $1,000-4,999           81-85          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          3.00         1.50/0.30       0.500
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           86-90          1.00         0.50/0.10       0.163
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          1.50         0.75/0.15       0.250
------------------------ ------------------------ ------------- ------------- ---------------- -----------
BONUS MAX ONE                 $1,000-4,999            0-80          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
WITH EXCESS INTEREST           $5,000 & UP                          4.00         2.00/0.40       0.650
------------------------ ------------------------ ------------- ------------- ---------------- -----------
ADJUSTMENT                    $1,000-4,999           81-85          1.00         0.50/0.10       0.163
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           86-90          0.50         0.25/0.05       0.081
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          1.00         0.50/0.10       0.163
------------------------ ------------------------ ------------- ------------- ---------------- -----------
BONUS MAX TWO                 $1,000-4,999            0-80          6.00         3.00/0.60       1.000
------------------------ ------------------------ ------------- ------------- ---------------- -----------
WITH EXCESS INTEREST           $5,000 & UP                          8.00         4.00/0.80       1.350
------------------------ ------------------------ ------------- ------------- ---------------- -----------
ADJUSTMENT                    $1,000-4,999           81-85          3.00         1.50/0.30       0.500
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          4.00         2.00/0.40       0.650
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           86-90          1.50         0.75/0.15       0.250
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
MAX AND MAX                   $1,000-4,999            0-80          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
WITH EXCESS INTEREST           $5,000 & UP                          4.00         2.00/0.40       0.650
------------------------ ------------------------ ------------- ------------- ---------------- -----------
ADJUSTMENT                    $1,000-4,999           81-85          1.00         0.50/0.10       0.163
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           86-90          0.50         0.25/0.05       0.081
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          1.00         0.50/0.10       0.163
------------------------ ------------------------ ------------- ------------- ---------------- -----------
MAX TAX SAVER                 $1,000-4,999            0-80          3.20         1.60/0.32       0.525
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          5.20         2.60/0.52       0.850
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           81-85          1.60         0.80/0.16       0.260
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          2.60         1.30/0.26       0.425
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           86-90          0.80         0.40/0.08       0.130
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          1.30         0.65/0.13       0.213
------------------------ ------------------------ ------------- ------------- ---------------- -----------
SUPER MAX AND                 $1,000-4,999            0-80          4.00         2.00/0.40       0.650
------------------------ ------------------------ ------------- ------------- ---------------- -----------
SUPER MAX WITH                 $5,000 & UP                          6.00         3.00/0.60       1.000
------------------------ ------------------------ ------------- ------------- ---------------- -----------
EXCESS INTEREST               $1,000-4,999           81-85          2.00         1.00/0.20       0.325
------------------------ ------------------------ ------------- ------------- ---------------- -----------
ADJUSTMENT                     $5,000 & UP                          3.00         1.50/0.30       0.500
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                              $1,000-4,999           86-90          1.00         0.50/0.10       0.163
------------------------ ------------------------ ------------- ------------- ---------------- -----------
                               $5,000 & UP                          1.50         0.75/0.15       0.250
------------------------ ------------------------ ------------- ------------- ---------------- -----------
IMMEDIATE ANNUITY              $5,000 & UP            N/A           4.00            N/A           N/A
------------------------ ------------------------ ------------- ------------- ---------------- -----------

COMMISSION SCHEDULE-LIFE
------------------------------------------------------------------------------------------------------------


OPTION A provides a one-time up-front commission payment based on 1st-year premiums with no renewal commissions.

OPTION B provides both an up-front and renewal commission for years 2-10. Some Contracts provide a service fee for years 11 and greater. Commissions are based on premiums paid.

OPTION C provides level commissions on premiums paid years 1-10. Some Contracts provide a service fee for years 11 and greater. Commissions are based on premiums paid.

If a life Contract has two or more elements (base and rider), Insurer will pay the commission option that is common between the elements.
---------------------------

                                                                        COMMISSION OPTIONS
                                                              A                 B                   C
                                                          1ST YEAR      1ST YEAR %/ YEARS      YEARS 1-10
                                                            % ONLY      2-10%/ 11+ % ONLY       %/ 11+ %

                   JNL LIFE PRODUCTS
--------------------------------------------------------- ----------- ----------------------- --------------
INTEREST-SENSITIVE PERMANENT LIFE (ULTIMATE(R))
--------------------------------------------------------- ----------- ----------------------- --------------
ULTIMATE II, LIFELINE                                         90              75/5/1              18/1
--------------------------------------------------------- ----------- ----------------------- --------------
UNIVERSAL LIFE
--------------------------------------------------------- ----------- ----------------------- --------------
UNIVERSAL LIFE                      ONE                      N/A             85*/5/1               N/A
--------------------------------------------------------- ----------- ----------------------- --------------
                                    TWO                      N/A             90*/5/1               N/A
--------------------------------------------------------- ----------- ----------------------- --------------
JNL SURVIVORSHIP UNIVERSAL LIFE                              N/A             75*/4/1               N/A
--------------------------------------------------------- ----------- ----------------------- --------------
TERM
--------------------------------------------------------- ----------- ----------------------- --------------
REWARD(R)XTRA 10/15/20/30-YEAR R&C                             90              75/4/0              15/0
--------------------------------------------------------- ----------- ----------------------- --------------
REWARD(R)CLASSIC 15/20/30-YEAR R&C                             90              75/4/0              15/0
--------------------------------------------------------- ----------- ----------------------- --------------
YRT                                 PRIME                    N/A              65/4/1              14/0
--------------------------------------------------------- ----------- ----------------------- --------------
                                    CHOICE                   N/A              40/4/1              10/0
--------------------------------------------------------- ----------- ----------------------- --------------
LIFELINE TERM 10/15-YEAR R&C                                  90              75/4/0              15/0
--------------------------------------------------------- ----------- ----------------------- --------------
DECREASING TERM                                              100             75/7.5/1             17/1
--------------------------------------------------------- ----------- ----------------------- --------------
RIDERS**
-------------------------------------------------------- ----------- ----------------------- --------------
FAMILY & CHILD RIDER                                          90             70/7.5/1             17/1
--------------------------------------------------------- ----------- ----------------------- --------------
20-YEAR REWARD(R)RIDER***                                      90              75/4/0              15/0
--------------------------------------------------------- ----------- ----------------------- --------------
10-, 15-, 20-, 30-YEAR REWARD RIDER****                      N/A              75/4/0               N/A
------------------------------------------------------------------------------------------------------------

     Contract  fees  are  not  commissionable.   All  Contracts  and  Commission
     schedules are subject to change and may not be available in all states.

*    Up to Target premium. Amounts over Target earn the renewal rate.

** Other riders not listed above (i.e., Waiver of Premium, Accidental Death Benefit): First-year and renewal commissions are payable at the same rate as the base Contract. Note: Not all riders attach to all Contracts; check the appropriate rate book for details.

*** Commission rate that applies when rider is attached to a Reward Contract (on base insured and/or as another insured rider).

**** Commission rates that apply when rider is attached to a Universal Life One
     Contract.

V2565 Rev. 09/03                                              [GRAPHIC  OMITTED]
                                     JACKSON  NATIONAL LIFE INSURANCE COMPANY(R)
                                              Insuring your financial future.(R)